Cash and cash equivalents	3 Months Ended
Jun. 30, 2016
Cash and Cash Equivalents [Abstract]
Cash and cash equivalents

7. Cash and cash equivalents

The Company considers all highly liquid instruments purchased with an original maturity date of 90 days or less from the date of purchase to be cash equivalents. Management determines the appropriate classification of investments at the time of purchase, and re-evaluates such determination at each balance sheet date.

Cash and cash equivalents consist of cash on deposit with banks and amounts held in interest-bearing money market funds. Cash equivalents are carried at cost, which approximates their fair market value.